Principal joint ventures	12 Months Ended
Dec. 31, 2018
Disclosure Of Joint Ventures [Abstract]
Principal joint ventures

35 Principal joint ventures

At 31 December 2018

Company and country of incorporation/operation	Principal activities	Number of shares held	Class of shares held	Proportion of class held (%)	Group interest (%)
Chile
Minera Escondida Limitada (a)	Copper mining and refining	-	-	-	30
Oman
Sohar Aluminium Co. L.L.C. (b)	Aluminium smelting; power generation	37,500	Ordinary	20	20

This list includes only those joint ventures that have a more significant impact on the profit or operating assets of the Group. Refer to note 47 for a list of related undertakings.

The Group’s principal joint ventures are held by intermediate holding companies and not directly by Rio Tinto plc or Rio Tinto Limited.

(a)

Although the Group has a 30% interest in Minera Escondida Limitada, participant and management agreements provide for an Owners’ Council whereby significant commercial and operational decisions about the relevant activities that significantly affect the returns that are generated in effect require the joint approval of both Rio Tinto and BHP Billiton (holders of a 57.5% interest). It is therefore determined that Rio Tinto has joint control.

The year end of Minera Escondida Limitada is 30 June. The amounts included in the consolidated financial statements of Rio Tinto are, however, based on accounts of Minera Escondida Limitada that are coterminous with those of the Group.

(b)

Although the Group holds a 20% interest in Sohar Aluminium Co. L.L.C., decisions about relevant activities that significantly affect the returns that are generated require agreement of all parties to the arrangement. It is therefore determined that Rio Tinto has joint control.

Summary information for joint ventures that are material to the Group

This summarised financial information is shown on a 100% basis. It represents the amounts shown in the joint ventures’ financial statements prepared in accordance with IFRS under Group accounting policies, including fair value adjustments and amounts due to and from Rio Tinto.

	Minera	Minera	Sohar	Sohar
	Escondida	Escondida	Aluminium	Aluminium
	Limitada (a)	Limitada (a)	Co. L.L.C. (b)	Co. L.L.C. (b)
	2018	2017	2018	2017
	US$m	US$m	US$m	US$m
Revenue	7,580	6,037	810	460

Depreciation and amortisation	(1,727)	(1,690)	(120)	(145)
Other operating costs	(3,230)	(2,617)	(440)	(205)
Operating profit	2,623	1,730	250	110

Finance expense	(163)	(120)	(35)	(35)
Income tax	(873)	(627)	(40)	-
Profit after tax	1,587	983	175	75
Total comprehensive income	1,587	983	175	75

Non-current assets	13,027	13,814	3,085	3,230
Current assets	2,413	2,760	340	305
Current liabilities	(1,637)	(1,727)	(230)	(205)
Non-current liabilities	(4,460)	(4,617)	(955)	(1,270)
Net assets	9,343	10,230	2,240	2,060

Assets and liabilities above include:
– cash and cash equivalents	697	460	15	95
– current financial liabilities	(230)	(330)	(100)	(130)
– non-current financial liabilities	(2,763)	(2,840)	(795)	(1,120)

Dividends received from joint venture (Rio Tinto share)	786	780	-	-

Reconciliation of the above amounts to the investment recognised in the Group balance sheet

Group interest	30%	30%	20%	20%
Net assets	9,343	10,230	2,240	2,060
Group's ownership interest	2,803	3,069	448	412
Other adjustments	-	4	(1)	(3)

Carrying value of Group's interest	2,803	3,073	447	409

(a)

In addition to its “Investment in equity accounted units”, the Group recognises deferred tax liabilities of US$413 million (2017: US$500 million) relating to tax on unremitted earnings of equity accounted units.

(b)

Under covenants stipulated in the agreement to Sohar Aluminium Co. L.L.C.’s secured loan facilities, Sohar Aluminium Co. L.L.C. is currently restricted from making any shareholder distributions until 2021 unless a specified amount of the loan facilities is funded.